                FIRST AMENDMENT TO FIRST AMENDED AND RESTATED
                  WAREHOUSING CREDIT AND SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 27th day of December, 1995 by and between U.S. HOME MORTGAGE CORPORATION, a Florida corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of Thirty-Five Million Dollars ($35,000,000), to finance the origination and acquisition of Mortgage Loans as evidenced by a Warehousing Promissory Note in the principal sum of Thirty-Five Million Dollars ($35,000,000), and a Construction Promissory Note in the principal sum of Five Million Dollars ($5,000,000), each dated as of August 31, 1995 (the "Notes"), and by a First Amended and Restated Warehousing Credit and Security Agreement dated as of August 31, 1995, as the same may have been amended or supplemented (the "Agreement"); and

     WHEREAS, the Company has requested the Lender to amend the Agreement to provide for the warehousing of commercial mortgage loans and to increase the Commitment Amount, and the Lender has agreed to such amendment of the Agreement and increase of the Commitment subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The effective date ("Effective Date") of this Amendment shall be 12/27/95, the date on which the Company has complied with all the terms and conditions of this Amendment.

     3. Section 1.1 of the Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:

          "First Mortgage" means a Mortgage which constitutes a first Lien on the property covered thereby.

          "First Mortgage Loan" means a Mortgage Loan secured by a First Mortgage.

          "Unimproved Advance" means an Advance made against an Unimproved Mortgage Loan and readvances of funds previously advanced to the Company and repaid to the Lender.

          "Unimproved Mortgage Loans" means a Mortgage Loan secured by a First Mortgage on unimproved real property intended for commercial or residential development and used by the mortgagor to finance the acquisition of such real property.

          "Unimproved Rate" means a floating rate of interest per annum equal to two and one-half percent (2.50%) over LIBOR. The Unimproved Rate shall be adjusted on and as of the effective date of each weekly change in LIBOR. The Lender's determination of the Unimproved Rate as of any date of determination shall be conclusive and binding, absent manifest error.

     4. Section 1.1 of the Agreement is hereby amended to delete the definition of "Commitment Amount" in its entirety and to substitute the following in lieu thereof:

          "Commitment Amount" means Forty-Five Million Dollars
     ($45,000,000).

     5. Sections 2.1(b)(1) - (7) of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

                    (1)  No Advance shall be made against a
               Mortgage Loan other than a Single-family Mortgage Loan, a Construction/Perm Mortgage Loan or an Unimproved Mortgage Loan, no Construction Advance shall be made against a Construction/Perm Mortgage Loan which is not secured by a single-family detached dwelling and no Unimproved Advance shall be made against any Unimproved Mortgage Loan without the prior approval of the Lender, which may be given or withheld in its sole and absolute discretion.

                    (2)  No Advance shall be made against a
               Mortgage Loan, other than an Unimproved Mortgage
               Loan, which is not covered by a Purchase
               Commitment.

                    (3)  No Advance shall be made against a Home
               Equity Mortgage Loan.

                    (4)  The aggregate amount of Wet Settlement
               Advances outstanding at any one time shall not exceed thirty-five percent (35%) of the Commitment

               Amount. No Wet Settlement Advance shall be made against an Unimproved Mortgage Loan.


                    (5)  The aggregate amount of Construction
               Advances outstanding at any one time shall not exceed Five Million Dollars ($5,000,000).

                    (6)  The aggregate amount of Nonconforming
               Advances outstanding at any one time shall not exceed One Million Dollars ($1,000,000).

                    (6)  The aggregate amount of Unimproved
               Advances outstanding at any one time shall not exceed Ten Million Dollars ($10,000,000).

                    (7)  No Advance (other than a Construction
               Advance or an Unimproved Advance) shall be made against any Mortgage Loan which was closed more than ninety (90) days prior to the date of the requested Advance.

                    (8)  No Advance shall be made against an
               Unimproved Mortgage Loan (i) if the original principal amount of such Unimproved Mortgage Loan exceeded eighty percent (80%) of the purchase price paid by the mortgage for the property securing such Unimproved Mortgage Loan, (ii) in the case of an Unimproved Mortgage Loan secured by property intended for commercial development, if the Mortgage Note Amount exceeds eighty percent (80%) of the fair market value of such property as determined by the Lender, in its reasonable judgment, or (iii) unless all payments which were due and payable under the related Unimproved Mortgage Loan on or prior to the date of such Advance have been made.

     6. Section 2.1(c) of the Agreement is hereby amended by adding the following Section immediately after Section 2.1(c)(3):

                    (4)  For an Unimproved Mortgage Loan pledged
               hereunder, seventy-five percent (75%) of the Mortgage Note Amount.

     7. Sections 2.2(a) or 2.2(d) of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

               (a) The Company may obtain an Advance hereunder, subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 hereof, upon compliance with the procedures set forth in this Section 2.2 and in

          Exhibit D-SF with respect to Ordinary Warehousing Advances and Nonconforming Advances, Exhibit D/CONSTRUCTION with respect to Construction Advances, and Exhibit D-UNI with respect to Unimproved Advances, attached hereto and made a part hereof including the delivery of all documents listed in Exhibit D-SF, Exhibit D-SF/CONSTRUCTION or Exhibit D-UNI (the "Collateral Documents") to the Lender. Requests for Advances (other than Construction Advances and Unimproved Advances) shall be initiated by the Company by delivering to the Lender, no later than one (1) Business Day prior to any Business Day that the Company desires to borrow hereunder, a completed and signed request for an Advance (an "Advance Request") on the then current form approved by the Lender. Requests for Construction Advances shall be initiated by the Company by delivering to the Lender, no later than two (2) Business Days prior to any Business Day that the Company desires to borrower hereunder, a completed and signed request for a Construction Advance (a "Construction Advance Request"). Requests for Unimproved Advances shall be initiated by the Company by delivering to the Lender, no later than (i) in the case of the initial Unimproved Advances, one (1) Business Day, and (ii) in the case of all subsequent Unimproved Advances, five (5) Business Days, prior to any Business Day that the Company desires to borrow hereunder, a completed and signed request for an Unimproved Advance (an "Unimproved Advance Request"). The current forms in use by the Lender are Exhibit C-SF for Ordinary Warehousing Advances and Nonconforming Advances, Exhibit C-SF/CONSTRUCTION for Construction Advances and Exhibit C-UNI for Unimproved Advances, attached hereto and made a part hereof. The Lender shall have the right, on not less than three (3) Business Days' prior Notice to the Company, to modify any of said Exhibits to conform to current legal requirements or Lender practices, and, as so modified, said Exhibits shall be deemed a part hereof.

               2.2(d)    The Company shall hold in trust for the
          Lender, and the Company shall deliver to the Lender promptly upon request, or within one hundred twenty (120) days from the date an Advance was made against such Pledged Mortgage and the Pledged Mortgage is not being held by an Investor for purchase or has not been redeemed from pledge, the following: (1) the originals of the Collateral Documents for which copies are required to be delivered to the Lender pursuant to Exhibit D-SF, Exhibit D-SF/CONSTRUCTION or Exhibit D-UNI, as the case may be,
          (2) the original lender's ALTA Policy of Title Insurance or an equivalent thereto, and (3) any other documents relating to a Pledged Mortgage which the Lender may request, including, without limitation, documentation evidencing the following, if applicable: the FHA Commitment to Insure or the VA Guaranty of any Pledged Mortgage which is either FHA insured or VA guaranteed, the appraisal, Private Mortgage Insurance Certificate, the Regulation Z Statement, certificates of casualty or hazard insurance, credit information on the maker of each such Mortgage Note, a copy of a HUD-1 or corresponding purchase advice and other documents of all kinds which are customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor and any additional documents which are customarily executed by the seller of a Mortgage Note to an Investor.

     8. Section 2.3 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          2.3 Notes. The Company's Obligations in respect of Ordinary Warehousing Advances and Nonconforming Advances shall be evidenced by a Warehousing Promissory Note of the Company, and the Company's Obligations in respect of Construction Advances and Unimproved Advances shall be evidenced by a Sublimit Promissory Note of the Company. Each note is dated as of the date hereof (the Warehousing Promissory Note and Sublimit Promissory Note are collectively referred to as the "Notes"). The terms "Warehousing Promissory Note", "Sublimit Promissory Note," "Note" or "Notes" shall include all extensions, renewals and modifications of the Notes and all substitutions therefor. All terms and provisions of the Notes are hereby incorporated herein.

     9. Section 2.4(c) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               (c) Prior to the occurrence of an Event of Default, the unpaid amount of (i) each Construction Advance (net of applicable Buydown) shall bear interest, from the date of such Construction Advance until paid in full, at the Construction Rate, and (ii) each Unimproved Advance (net of applicable Buydown) shall bear interest, from the date of such Unimproved Advance until paid in full, at the Unimproved Rate.

     10. Sections 2.5(d)(1), (6), (8) and (9) of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

                    (1)  For a Mortgage Loan, other than a
               Construction/Perm Mortgage Loan or an Unimproved Mortgage Loan, one hundred twenty (120) days elapse from the date of the initial Advance made by the Lender against such Pledged Mortgage, whether or not such Pledged Mortgage is included in an Eligible Mortgage Pool.

                    (6)  The Mortgage Loan is (i) in the case of
               an Unimproved Mortgage Loan, delinquent (without giving effect to any grace period) and remains delinquent for a period of thirty (30) days or more, and (ii) in all other cases, defaulted and remains in default for a period of sixty (60) days or more.

                    (8)  If the outstanding Advances against
               Pledged Mortgages of a specific Mortgage Loan type (other than Unimproved Mortgage Loan) exceed the aggregate Purchase Commitments for such Mortgage Loan type.

                    (9)  For a Mortgage Loan, other than a
               Unimproved Mortgage Loan, three (3) Business Days after the mandatory delivery date of the related Purchase Commitment and the specific Pledged Mortgage was not delivered under the Purchase Commitment prior to such mandatory delivery date, or the Purchase Commitment is terminated; unless in each case, such Pledged Mortgage is eligible for delivery to an Investor under a comparable Purchase Commitment acceptable to the Lender.

     11. Sections 2.5(f) and (h) of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

               (f) In addition to the payments required pursuant to Section 2.5(d), the Company shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's account if the principal amount of (i) any Unimproved Mortgage Loan is paid or prepaid, or (ii) any other Pledged Mortgage is prepaid, in either case in whole or in part, while an Advance is outstanding against such Pledged Mortgage, for the amount of such payment or prepayment, to be applied to such Advance.

               (h) The Company may, from time to time, prepay a portion of the Advances pursuant to this Section 2.5(h) (any such prepayment is hereafter referred to as a "Buydown"). A Buydown shall not, except as set forth below, be deemed a prepayment of any particular Advances, and shall not entitle the Company to the release of any Collateral. If a Default or an Event of Default has occurred and is continuing, the Lender shall be entitled to retain as additional Collateral any portion of the Buydown which has been funded by the Company. Any portion of the Buydown which has been funded to the Company by its Parent and/or Affiliates shall be refunded to and at the direction of the Company. All or any portion of a Buydown may be reborrowed hereunder, provided no Default or Event of Default has occurred and is continuing, upon written notice to the Lender no later than 9:30 a.m. on the Business Day that the Company desires to reborrow such amount. The Lender shall use its best efforts to apply Buydown to reduce the interest on Advances in the following order: first, Unimproved Advances; second, Construction Advances; third, Nonconforming Advances; and fourth, Ordinary Warehousing Advances; provided, however, that no portion of any Buydown may be or remain applied to Unimproved Advances unless, after giving effect to such application, the outstanding principal balance of the Unimproved Advances (net of the portion of the Buydown applied thereto) would be greater than or equal to Two Million Five Hundred Thousand Dollars
          ($2,500,000). In the event the Lender receives a payment of Advances that would, as a result of the Buydown, reduce the outstanding principal balance of the Unimproved Advances to an amount less than Two Million Five Hundred Thousand Dollars ($2,500,000), or the outstanding principal balance of the other Advances to an amount less than zero, unless an Event of Default shall have occurred, and be continuing, the Buydowns, or a portion thereof equal to such excess, shall be readvanced to the Company.

     12. Section 2.9 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          2.9 Warehousing Fees. The Company agrees, at the time of each Advance, to pay to the Lender a Warehousing Fee in the amount of (i) Ten Dollars ($10.00) for each Mortgage Loan (other than an Unimproved Mortgage Loan) pledged as Collateral for such Advance, and (ii) One Hundred Dollars ($100.00) for each Unimproved Mortgage Loan pledged as Collateral for such Advance. Notwithstanding the foregoing, if the arithmetic daily average of the Advances (net of Buydown) outstanding in any month exceeds Fifteen Million Dollars ($15,000,000), no Warehousing Fee shall be payable for such month, except with respect to Unimproved Mortgage Loans. Warehousing Fees are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

     13. Section 3.2(g) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               3.2(g)    The Release Amount in connection with any
          Pledged Mortgage shall be (i) prior to the occurrence of an Event of Default, the principal amount of the Advances made against such Pledged Mortgage, and (ii) from and after the occurrence and during the continuance of an Event of Default, the Committed Purchase Price of such Pledged Mortgage or, if there is no Purchase Commitment therefor, the amount paid to the Lender in a commercially reasonable disposition thereof or in connection with a commercially reasonable disposition of the property securing an Unimproved Mortgage Loan or other defaulted Pledged Mortgage.

     14. Sections 3.3 and 3.5 of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

          3.3 Delivery of Additional Collateral or Mandatory Prepayment. At any time that the aggregate Collateral Value of the Pledged Mortgages (other than Unimproved Mortgage Loans) and Pledged Securities then pledged hereunder is less than the aggregate amount of the Advances (other than Unimproved Advances) then outstanding hereunder, the Lender may request, and the Company shall within two (2) Business Days after Notice by the Lender (a) deliver to the Lender for pledge hereunder additional Mortgage Loans (other than Unimproved Mortgage Loans) and/or cash, with a Collateral Value sufficient to cover the difference between the Collateral Value of the Pledged Mortgages (other than Unimproved Mortgage Loans) and Pledged Securities pledged and the aggregate amount of Advances (other than Unimproved Advances) outstanding hereunder, or (b) repay the Advances (other than Unimproved Advances) in an amount sufficient to reduce the aggregate balance thereof outstanding to or below the Collateral Value of the Pledged Mortgages (other than Unimproved Mortgage Loans) and Pledged Securities pledged hereunder.

          3.5 Collection and Servicing Rights. So long as no Event of Default shall have occurred and be continuing, the Company shall be entitled to service and receive and collect directly all sums payable to the Company in respect of the Collateral other than (a) proceeds of any Purchase Commitment or proceeds of the sale of any Collateral and (b) payments and prepayments on Pledged Mortgages required to be applied to prepay Advances under Section 2.5(f) hereof. Following the occurrence of any Event of Default, the Lender or its designee shall thereafter be entitled to service and receive and collect all sums payable to the Company in respect of the Collateral, and in such case (a) the Lender or its designee in its discretion may, in its own name, in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) the Company shall, if the Lender so requests, hold in trust for the benefit of the Lender and forthwith pay to the Lender at its office designated by Notice hereunder, all amounts thereafter received by the Company upon or in respect of any of the Collateral, advising the Lender as to the source of such funds, and (c) all amounts so received and collected by the Lender shall be held by it as part of the Collateral.

     15. Sections 5.15(c) and (d) of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

               5.15(c)   Any Mortgage Loan and any related document
          included in the Pledged Mortgages (1) other than a Construction/Perm Mortgage Loan or an Unimproved Mortgage Loan, has been duly executed and delivered by the parties thereto at a closing held not more than ninety (90) days prior to the date of the Advance Request for an Advance against such Mortgage Loan, (2) has been made in compliance with all applicable requirements of the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, the federal Truth-In-Lending Act and all other applicable laws and regulations, (3) is and will continue to be valid and enforceable in accordance with its terms, without defense or offset, (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirements thereof waived, (5) other than an Unimproved Mortgage Loan, has been evaluated or appraised in accordance with Title XI of FIRREA, and (6) complies and will continue to comply with the terms of this Agreement and, if applicable, with the related Purchase Commitment held by the Company. Each Mortgage Loan, other than a Construction/Perm Mortgage Loan, has been fully advanced in the face amount thereof and each First Mortgage is a first Lien on the premises described therein, and has or will have a title insurance policy, in American Land Title Association form or equivalent thereof, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing such Mortgage Loans.

               5.15(d)   No default has occurred and is continuing
          for more than (i) in the case of an Unimproved Mortgage Loan included in the Pledged Mortgages, thirty (30) days, or (ii) in the case of any other Mortgage Loan included in the Pledged Mortgages, sixty (60) days, without the Advance against such Pledged Mortgage having been repaid in accordance with Section 2.5(d)(6) hereof, provided, however, that with respect to Pledged Mortgages which have already been pledged as Collateral hereunder, if any default has occurred, the Company will promptly notify the Lender.

     16. Section 6.13(d) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               6.13(d)   Notify the Lender within (i) two (2)
          Business Days of any default under, or of the termination of, any Purchase Commitment relating to any Pledged Mortgage, Eligible Mortgage Pool or Pledged Security, or
          (ii) two (2) Business Days of any default (after expiration of any grace period) under any Unimproved Mortgage Loan.

     17. Section 7.7 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          7.7  Minimum Tangible Net Worth.  Permit Tangible
     Net Worth of the Company (and its Subsidiaries, on a consolidated basis) at any time to be less than Six
     Million Dollars ($6,000,000).

     18. The Warehousing Promissory Note is amended and restated in its entirety as set forth in the First Amended and Restated Warehousing Promissory Note, in the form of Exhibit A-1 attached to this Amendment. The Construction Promissory Note is amended and restated in its entirety as set forth in the Sublimit Promissory Note, in the form of Exhibit A-2 attached to this Amendment. All references in this Amendment and in the Agreement to the Warehousing Promissory Note and the Construction Promissory Note shall be deemed to refer to the First Amended and Restated Warehousing Promissory Note and the Sublimit Promissory Note, respectively, delivered in connection with this Amendment.

     19. New Exhibits C-UNI and D-UNI in the forms attached to this Amendment are hereby added to the Agreement.

     20. The Company shall deliver to the Lender (a) an executed original of this Amendment; (b) executed originals of the First Amended and Restated Warehousing Promissory Note and the Sublimit Promissory Note; and (c) a Seven Hundred Fifty Dollar ($750) document production fee.

     21. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     22. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     23. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                              U.S. HOME MORTGAGE CORPORATION


                              By: /s/ T.A. NAPOLI
                                  ----------------------------
                              Its: Vice President
                                   ---------------------------

                              RESIDENTIAL FUNDING CORPORATION,
                              a Delaware corporation


                              By: /s/ DONNA A. WEST
                                  ----------------------------
                              Its: Vice President
                                   ---------------------------

STATE OF TEXAS           )
                         ) ss
COUNTY OF HARRIS         )

     On December 27, 1995, before me, a Notary Public, personally appeared Thomas A. Napoli, the Vice President of U.S. HOME MORTGAGE CORPORATION, a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                              /s/ BRENDA GRABLE
                              ----------------------
                              Notary Public
  (SEAL)                      My Commission Expires: 7-1-97


STATE OF FLORIDA         )
                         ) ss
COUNTY OF BROWARD        )

     On December 28, 1995, before me, a Notary Public, personally appeared Donna A. West, the Vice President of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                              /s/ MARSHA S. GRABIN
                              ----------------------
                              Notary Public
  (SEAL)                      My Commission Expires: 9-15-98

                                                                     EXHIBIT A-1

                          WAREHOUSING PROMISSORY NOTE


$45,000,000                                              Date: December 27, 1995

         FOR VALUE RECEIVED, the undersigned, U.S. HOME MORTGAGE CORPORATION, a Florida corporation, (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of Forty-Five Million Dollars ($45,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

         This Note is given to evidence an actual warehouse line of credit in the above amount and is the Warehousing Promissory Note referred to in that certain First Amended and Restated Warehousing Credit and Security Agreement (as the same may have been and may hereafter be amended or supplemented from time to time, the "Agreement") dated as of August 31, 1995, between the Company and the Lender, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement. Without limiting the generality of the foregoing, this Note, together with the Sublimit Promissory Note, evidences a single line of credit, and the Lender has not committed to make Advances with an aggregate principal amount exceeding the Commitment Amount, notwithstanding the fact that the sum of the principal amount of the Notes may exceed the Commitment Amount.

         This Note is given in replacement for, and not in satisfaction of, that certain Warehousing Promissory Note dated August 31, 1995, and issued by the Company to evidence its obligations under the Agreement (the Existing Note"). All amounts owed by the Company under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         The Company hereby waives demand, notice, protest and presentment.

         This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.

                                  U.S. HOME MORTGAGE CORPORATION

                                  By:
                                      -------------------------------
                                  Its:
                                       ------------------------------

STATE OF             )
         ----------- ) ss
COUNTY OF            )
         -----------

         On          , 1995, before me, a Notary Public, personally appeared
           , the              of U.S. HOME MORTGAGE CORPORATION, a
Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

         [SEAL]                   ------------------------------
                                  Notary Public
                                  My Commission Expires:

                                                     EXHIBIT A-2

                     SUBLIMIT PROMISSORY NOTE



$15,000,000                              Date:  December 27, 1995


     FOR VALUE RECEIVED, the undersigned, U.S. HOME MORTGAGE CORPORATION, a Florida corporation, (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of Fifteen Million Dollars ($15,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse facility in the above amount and is the Sublimit Promissory Note referred to in that certain First Amended and Restated Warehousing Credit and Security Agreement (as the same may have been and may hereafter be amended or supplemented from time to time, the "Agreement") dated as of August 31, 1995, between the Company and the Lender, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement. Without limiting the generality of the foregoing, this Note, together with the Warehousing Promissory Note, evidences a single line of credit, and the Lender has not committed to make Advances with an aggregate principal amount exceeding the Commitment Amount, notwithstanding the fact that the sum of the principal amount of the Notes may exceed the Commitment Amount.

     This Note is given in replacement for, and not in satisfaction of, that certain Construction Promissory Note dated August 31, 1995, and issued by the Company to evidence its obligations under the Agreement (the "Existing Note"). All amounts owed by the

Company under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                              U.S. HOME MORTGAGE CORPORATION


                              By:
                                  ---------------------------
                              Its:
                                   --------------------------

STATE OF                 )
                         ) ss
COUNTY OF                )

     On                  , 1995, before me, a Notary Public, personally
appeared                   , the                  of U.S. HOME MORTGAGE
CORPORATION, a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                              ----------------------
                              Notary Public
  (SEAL)                      My Commission Expires:

                                                                EXHIBIT C-SF/UNI


                 REQUEST FOR ADVANCE UNIMPROVED MORTGAGE LOAN


Mortgage Company:  U.S. HOME MORTGAGE CORPORATION

Mortgagor:___________________ Loan Number:   _______________________________
          ___________________ Reviewed By:   _______________________________
Address:  ___________________ Warehouse Date:_______________________________
          ___________________

Property Type:     Residential ____________________
                   Commercial  ____________________


Original Mortgage Note Amount: _____________ Interest Rate: ________________ Mortgage Note Date: ________________________ Approved Warehouse Amt: _______ Current Mortgage Note Amount: ______________ Title Company: ________________ Purchase Price for Property: _______________
Company Valuation of Property:* ____________

                               METHOD OF ADVANCE

( ) Check Funding/Disbursement
    Check No: ___________________________ Amount: __________________________
    Checking Account No: ________________
( ) Wire Transfer
    Amount of Wire: _____________________ Date of Wire: ____________________
    Credit Acct. No. ____________________ Credit Acct. Name:________________
    ABA No.: ____________________________ Bank Name: _______________________
    Account to Debit: ___________________ City & State: ____________________
    Ref: _____________ Advise: ___________________ Phone: __________________

                             REQUIRED DOCUMENTATION

Attached please find the following documents in connection with the above request (Please check attached documents below):

Right
( )  Original and one copy of Mortgage Note
( )  Certified copy of Mortgage or Deed of Trust

Left
( )  Request for Advance (original and one (1) copy)
( ) Recorded assignment of Mortgage or Deed of Trust, or Certified True Copy of assignment sent for recording
( )  Recordable assignments of Security Agreement/financing statement; if any
( )  Certified copies of interim assignments of Mortgage (if applicable)

Authorized Signature:

==============================================================================

                   FOR RFC INTERNAL USE ONLY

Repetitive Code:____________________ Date:_________________________
Wire Initiator's Initials:__________ Wire Verifier's Initials:_____

==============================================================================

*Unimproved Mortgage Loans secured by property intended for commercial development only.

                                                                   EXHIBIT D/UNI


                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                           UNIMPROVED MORTGAGE LOANS

     The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. All Requests for Advance and Collateral Documents, should be submitted to the Lender in a top tabbed, legal size manila file folder, hole-punched and acco-fastened in the order specified in the Request for Advance. Each folder should be labelled with the mortgagor name(s), Company loan number and Company name.

I.   AT LEAST FIVE (5) BUSINESS DAYS PRIOR TO THE ADVANCE DATE
     (except in the initial Unimproved Advances, in which case the following documents must be received at least one (1) Business Days prior to the Advance Date):

     The Lender must receive a letter signed by the Company providing the following information on the Pledged Mortgage:

     (1)  Mortgagor's name;
     (2)  Company's case/loan number;
     (3)  Expected Advance date;
     (4)  Original Mortgage Note Amount;
     (5)  Current Mortgage Note Amount;
     (6)  Purchase Price for Related Property;
     (7) Estimation of Fair Market Value of Related Property, Prepared by the Company (Properties Intended for Commercial Development only); and
     (8)  Original signed Request for Advance (Exhibit C-UNI).


II.  AT LEAST ONE (1) BUSINESS DAY PRIOR TO THE DATE OF AN ADVANCE:

     The Lender must receive the following:

     (1) The original Mortgage Note, endorsed by the Company in blank and without recourse. If the Company is not the named holder of the Mortgage Note, the Mortgage Note must bear an endorsement from the holder to the Company.
     (2) If the Company is not the mortgagee on the Mortgage, a copy of the assignment of Mortgage by the mortgagee to the Company which was sent for recordation on or before the date of the Advance.
     (3) Original recorded assignment of the Mortgage to the Lender or certified true copy of assignment of the

          Mortgage sent for recording;
     (4) Original assignment of the security agreement, if any, to the Lender in recordable form but unrecorded;
     (5) Original assignment of the UCC financing statements, if any, to the Lender in recordable form but unrecorded;
     (6) A copy of the title insurance commitment to issue a policy of title insurance marked to show the final policy exceptions or, if available, a copy of the title insurance policy; and
     (7)  Check payable to the Lender for the Warehousing Fee.

III. The Lender exclusively shall deliver the Mortgage Notes and other original Collateral Documents in connection with any sale, refinancing, foreclosure or other satisfaction of any Pledged Mortgage. Such deliveries shall be made in accordance with procedures specified from time to time by the Lender.


                                       2